                                  AIM GLOBAL
                                UTILITIES FUND


[AIM LOGO APPEARS HERE]        SEMIANNUAL REPORT                JUNE 30, 1997

                      --------------------------------

                                   AIM GLOBAL
                                 UTILITIES FUND

                                For shareholders

                          who seek high current income

                            and capital appreciation

                              through a portfolio

                                  primarily of

                          common and preferred stocks

                          of public utility companies.

                      --------------------------------

                                 [COVER PHOTO
                                APPEARS HERE]

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Utilities Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares due to differing fees and expenses.

o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

o   Past performance cannot guarantee comparable future results.

o International investing presents certain risks not associated with investing solely in the U.S. These include risks relating to fluctuations in the value of the U.S. dollar relative to the value of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Average of 15 Utilities is a weighted average of the performance of 15 large publicly traded utility stocks.

o The Lipper Utility Funds Index is an average of the 30 largest utility funds tracked by Lipper Analytical Services, Inc., an independent mutual fund performance monitor.

o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

    MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
        FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
              OBLIGATIONS  OF, OR GUARANTEED BY, ANY BANK OR ANY
                  AFFILIATE; AND ARE SUBJECT  TO INVESTMENT
                      RISKS, INCLUDING POSSIBLE LOSS OF
                          PRINCIPAL AMOUNT INVESTED.


This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                        The Chairman's Letter



                     Dear Fellow Shareholder:

                     As 1997 came to its midway point, stocks were again in
                     record territory and the market environment was ideal for
                     fixed-income investments. The course was not smooth;
                     indeed, markets fluctuated widely during the first six
                     months of the year amid concerns over vigorous economic
   [PHOTO OF         growth and the possibility of rising interest rates.
   Charles T.           The point we want to emphasize is that market
     Bauer,          volatility has become the norm rather than the exception.
  Chairman of        Those of you who are long-time investors, and those who
  the Board of       are new shareholders in The AIM Family of
    the Fund         Funds--Registered Trademark--, should recognize that
  APPEARS HERE]      periods of falling prices in both stock and bond markets
                     are inevitable. Indeed, we can learn important lessons about investing in periods of market uncertainty.
                        That's why it's a good idea to reassess your financial
                     goals periodically with your financial consultant.
                     Managing your investments in changing markets can be
challenging. But your financial consultant knows a few time-tested investment strategies that can help. Diversification, for example, can help you cushion the effects of volatility and reduce your risk exposure in any one type of security.
   In our experience, we have observed that the best action to take is to stay focused--not on the market, but on your own long-term goals. The market can change from day to day. Those who try to "time" the market, over time, tend to be less successful than those who continue to follow a disciplined investment strategy.
   It's also important to maintain realistic expectations about investing. Short-term volatility in financial markets may tempt some investors to liquidate investments regardless of their personal financial objectives. Remember that time is the best medicine for uncertain markets. The market's performance early in the year was driven by concerns about the possibility of rising inflation. Yet, no evidence of inflation has materialized.
   On the following pages, your Fund's portfolio management team discusses market activity and how the Fund was affected. They also discuss the Fund's portfolio strategy, why they believe the portfolio is well-positioned for attractive current income and total return, and why they are confident that the reasons for investing in the Fund remain as compelling as ever. These discussions are offered to help you better understand the relative performance of your Fund.

AIM/INVESCO MERGER FINALIZED
We are pleased to announce that the merger of A I M Management Group Inc. and INVESCO PLC was concluded on February 28, 1997. AIM is now part of one of the world's largest independent investment management groups with approximately $177 billion in assets under management. The combined company, AMVESCAP PLC, has the financial strength necessary to meet your needs in an increasingly competitive financial services environment, both in the United States and worldwide. The merger will not result in any change of portfolio management or investment style of your AIM fund.
   We appreciate the trust you have placed in us and we look forward to our continued close association. If you have any questions or comments about this report, we invite you to call Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line at 800-246-5463. We also invite you to visit AIM's Internet Web site at www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                          --------------------------

                               It is important

                            to maintain realistic

                              expectations about

                           investment performance.

                          --------------------------

The Managers' Overview

FOREIGN UTILITIES, TELECOMMUNICATIONS
SECTOR DRIVE STRONG RETURNS

A roundtable discussion with the Fund management team for AIM Global Utilities Fund about the six-month reporting period ended June 30, 1997.

--------------------------------------------------------------------------------

Q. HOW DID AIM GLOBAL UTILITIES FUND PERFORM DURING THE
   SIX-MONTH REPORTING PERIOD?

A. We are pleased to report the Fund's total return was 9.40% for Class A shares and 8.98% for Class B shares for the six-month reporting period ended June 30, 1997. Both classes of shares outperformed the Lipper Utility Funds Index total return of 7.80% during the same period, and far exceeded the Dow Jones Average of 15 Utilities' total return of -0.04%.

Q. HOW WAS THE FUND ABLE TO OUTPERFORM THESE INDEXES DURING A PERIOD WHEN DOMESTIC UTILITIES PERFORMED POORLY?

A. The Fund's foreign component figured prominently in terms of performance during the reporting period. We have actively invested in utilities around the world since 1993 because we believe there is greater growth potential for foreign utilities than for domestic utilities. The foreign holdings also help cushion the Fund when the domestic market turns down, as happened during the first quarter. On the domestic side, our holdings in the telecommunications industry continued to appreciate.

================================================================================
FUND VS. INDEXES
--------------------------------------------------------------------------------
Six-month total returns, as of 6/30/97

 9.40%      8.98%      7.80%      -0.04%

AIM Fund   AIM Fund    Lipper    Dow Jones
Class A    Class B    Utility    Average of
Shares     Shares      Funds    15 Utilities
                       Index
================================================================================

Q. WHAT PERCENTAGE OF THE FUND'S PORTFOLIO IS NOW OVERSEAS?

A. We finished the six-month reporting period with 34% of the Fund's holdings in the foreign sector, an increase of 2% from the start of the year. We expect that figure to rise as we identify more foreign utilities with attractive earnings, and as more companies continue to go public around the world.

PORTFOLIO COMPOSITION

As of 6/30/97, based on total net assets

================================================================================
TOP 10 INDUSTRIES*
--------------------------------------------------------------------------------
 1. Electric power             26.55%
 2. Telecommunications         18.55
 3. Telephone                  13.76
 4. Natural Gas Pipelines      13.00
 5. Gas Distribution            3.17
 6. REITs                       3.07
 7. Advertising/Broadcasting    2.83
 8. Electric Services           2.80
 9. Energy (Alternate Sources)  2.67
10. Water Supply                2.27

================================================================================
TOP 10 HOLDINGS                            TOP 10 COUNTRIES
--------------------------------------------------------------------------------

 1. El Paso Natural Gas Co.     3.09%      1. United States       66.51%
 2. Cincinnati Bell, Inc.       2.97       2. United Kingdom**     7.07
 3. Williams Cos.,Inc.(The)     2.47       3. Canada               6.51
 4. Pinnacle West Capital Corp. 2.28       4. Spain                2.53
 5. Ameritech Corp.             1.79       5. Brazil               2.34
 6. Bell South                  1.66       6. Germany              2.07
 7. FPL, Group                  1.65       7. Chile                1.78
 8. SBC Communications, Inc     1.59       8. Italy                1.68
 9. Sonat, Inc                  1.58       9. Portugal             1.45
10. NIPSCO Industries Inc       1.57      10. New Zealand          1.40

* Domestic and Foreign Combined
**Consists of Great Britain and Northern Ireland.

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
================================================================================


Q. WHAT FACTORS HAVE CAUSED THE DOMESTIC ELECTRIC UTILITIES TO STRUGGLE THIS
   YEAR?

A. The domestic electric utility sector has been shadowed by the debate over deregulation. Domestic electric companies have been forced to become much more competitive, and many are struggling to adapt.
      Nonetheless, domestic electric utility companies continue to provide attractive dividends. Such electric companies as Pinnacle West Capital and NIPSCO Industries, Inc., both among the portfolio's top



See important Fund & index disclosures inside front cover.

   10 holdings at the end of the reporting period, are companies that provide attractive current income. Domestic and foreign electric companies comprised the largest industrial sector in the Fund at over 26% of the portfolio.

Q. WHAT ARE THE DRIVING FORCES BEHIND THE EXPLOSION IN TELECOMMUNICATIONS?

A. New technologies are reinventing telecommunications: wireless communications, modems, and the Internet, just to name a few. There are new companies coming into the marketplace, and older companies are taking greater advantage of this rapidly growing industry.
      The telecommunications and telephone sectors now comprise over 32% of the Fund. Some familiar names in the Fund's top 10 holdings at the end of the reporting period were Cincinnati Bell, Inc., Ameritech Corp., BellSouth Corp., and SBC Communications, Inc. BellSouth Corp. and SBC Communications, Inc. both enjoyed double-digit percentage increases in stock value during the reporting period.

Q. REAL ESTATE HAD A STRONG FIRST HALF OF THE YEAR. DID THE SECTOR'S STRONG SIX-MONTH PERFORMANCE CHANGE THE FUND'S POSITION THERE?

A. Our real estate investment trusts (REITs) exposure was slightly higher from 4% to 5%. Historically REITs have been a very attractive investment as they provide average returns of 12% to 15% with very low volatility. They are becoming a larger part of various indexes and are quite liquid. We believe that with increasing competition worldwide in the electric, telecommunication, and gas sectors, REITs may have a more stabilizing effect on the Fund than electric utilities.

Q. WHAT OTHER NON-UTILITY POSITIONS DOES THE FUND HAVE?

A. Approximately 16% of the portfolio is in companies that provide services or equipment to the utility area. For instance, we own independent power producers like California Energy and AES Corp. They can produce electricity more cheaply than electric companies--their largest clients.
      Other non-utility positions in the Fund are companies that provide telephone equipment, such as Ericsson and Motorola.

Q. WHAT IS YOUR MARKET OUTLOOK FOR UTILITIES IN THE NEAR FUTURE?

A. The utilities industry, both foreign and domestic, is changing rapidly. That's exciting. We anticipate continuing breakthroughs in telecommunications, and the prospects in the foreign utilities markets are enticing. Those two segments offer the Fund the best growth potential, while the U.S. electric utilities continue to offer attractive dividends.
      This new competitive environment in the U.S. may be the biggest change many utilities have gone through in their long history. While many companies will prosper, some will fail. There will be many mergers and acquisitions, and there will be many growth opportunities.

================================================================================
GROWTH OF A $10,000 INVESTMENT

1/18/88 - 6/30/97

--------------------------------------------------------------------------------
                AIM                Dow Jones
             Utilities        Industrial Average
               Fund A           of 15 Utilities
--------------------------------------------------------------------------------

1/88        $ 9,453.00           $10,000.00

6/88        $10,278.00           $ 9,952.00

6/89        $12,787.00           $12,459.00

6/90        $14,435.00           $13,332.00

6/91        $14,963.00           $13,369.00

6/92        $17,930.00           $15,288.00

6/93        $21,771.00           $18,755.00

6/94        $19,172.00           $14,451.00

6/95        $21,708.00           $17,650.00

6/96        $25,874.00           $20,389.00

6/97        $30,807.00           $22,112.00

================================================================================

Past performance cannot guarantee comparable future results.

Source: Towers Data Systems HYPO--Registered Trademark--. Your Fund's total return includes sales charges, expenses, and management fees. For Fund performance calculations and descriptions of the index cited on this page, please refer to the inside front cover.

AVERAGE ANNUAL TOTAL RETURN

As Of 6/30/97, including sales charges

CLASS A SHARES

Inception (1/18/88)          12.65%
  5 Years                    10.18
  1 Year                     12.52*

*19.07% excluding sales charge

CLASS B SHARES

Inception (9/1/93)            6.43%
  1 Year                     13.18**

**18.18% excluding sales charge
================================================================================

      The new, competitive marketplace means utility stocks will be more volatile than ever before. However, we expect utilities to have the lowest volatility of any stock in any country. Given the global outlook for stable interest rates and healthy, moderate growth in most areas in which the Fund invests, the market conditions seem favorable for utility companies and the Fund for the second half of 1997.


                          --------------------------

                             Competition continues

                            to be the driving force

                             within U.S. utilities.

                          --------------------------

          See important Fund & index disclosures inside front cover.

SCHEDULE OF INVESTMENTS

June 30, 1997
(Unaudited)

                                                     MARKET
                                       SHARES        VALUE

DOMESTIC COMMON STOCKS-50.28%

ADVERTISING/BROADCASTING-0.42%

Univision Communications, Inc.(a)        26,500   $  1,036,813
--------------------------------------------------------------

COMPUTER NETWORKING-0.97%

Ascend Communications, Inc.(a)           33,400      1,315,125
--------------------------------------------------------------
Cascade Communications Corp.(a)          15,000        414,375
--------------------------------------------------------------
3Com Corp.(a)                            14,875        669,375
--------------------------------------------------------------
                                                     2,398,875
--------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES-0.12%

Puma Technology, Inc.(a)                 34,700        290,613
--------------------------------------------------------------

ELECTRIC POWER-16.29%

AES Corp.(a)                             16,700      1,181,525
--------------------------------------------------------------
Allegheny Power System, Inc.            141,500      3,776,280
--------------------------------------------------------------
Carolina Power & Light Co.               65,000      2,331,875
--------------------------------------------------------------
CINergy Corp.                            34,800      1,211,475
--------------------------------------------------------------
DQE, Inc.                               110,000      3,107,500
--------------------------------------------------------------
Duke Power Co.                           66,783      3,201,423
--------------------------------------------------------------
Edison International                     61,000      1,517,375
--------------------------------------------------------------
FPL Group, Inc.                          89,200      4,108,774
--------------------------------------------------------------
Houston Industries, Inc.                 57,000      1,221,938
--------------------------------------------------------------
IPALCO Enterprises, Inc.                 32,500      1,015,625
--------------------------------------------------------------
NIPSCO Industries, Inc.                  94,200      3,891,638
--------------------------------------------------------------
Pinnacle West Capital Corp.             188,100      5,654,755
--------------------------------------------------------------
Public Service Company of New Mexico     60,000      1,072,500
--------------------------------------------------------------
Sierra Pacific Resources                 45,500      1,456,000
--------------------------------------------------------------
Southern Co.                            172,000      3,762,500
--------------------------------------------------------------
Texas Utilities Co.                      57,800      1,990,488
--------------------------------------------------------------
                                                    40,501,671
--------------------------------------------------------------

ENERGY (ALTERNATE SOURCES)-1.66%

Calenergy, Inc.(a)                       48,888      1,857,744
--------------------------------------------------------------
Teco Energy, Inc.                        88,200      2,254,612
--------------------------------------------------------------
                                                     4,112,356
--------------------------------------------------------------

FINANCE (ASSET MANAGEMENT)-0.07%

Ocwen Asset Investment Corp.              9,100        184,275
--------------------------------------------------------------

GAS DISTRIBUTION-1.99%

KN Energy, Inc.                          31,600      1,331,150
--------------------------------------------------------------
Public Service Co. of Colorado           65,200      2,705,800
--------------------------------------------------------------
Public Service Company of North
  Carolina, Inc.                         47,000        901,813
--------------------------------------------------------------
                                                     4,938,763
--------------------------------------------------------------

NATURAL GAS PIPELINE-9.34%

Columbia Gas System, Inc.                28,200      1,840,050
--------------------------------------------------------------
El Paso Natural Gas Co.                 139,500      7,672,500
--------------------------------------------------------------
Enron Corp.                              89,200      3,640,475
--------------------------------------------------------------
Sonat, Inc.                              76,500      3,920,625
--------------------------------------------------------------
Williams Companies, Inc. (The)          140,200      6,133,749
--------------------------------------------------------------
                                                    23,207,399
--------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.26%

Energen Corp.                            19,100        643,431
--------------------------------------------------------------
                                                     MARKET
                                       SHARES        VALUE

OIL EQUIPMENT & SUPPLIES-0.37%

Coastal Corp. (The)                      17,500   $    930,781
--------------------------------------------------------------

REAL ESTATE-1.43%

Boston Properties, Inc.(a)               42,600      1,171,500
--------------------------------------------------------------
Cali Realty Corp.                        43,400      1,475,600
--------------------------------------------------------------
Crescent Operating, Inc.(a)               2,640         31,680
--------------------------------------------------------------
Golf Trust of America, Inc.              13,500        375,469
--------------------------------------------------------------
Kilroy Realty Corp.                      20,000        505,000
--------------------------------------------------------------
                                                     3,559,249
--------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS-2.49%

Alexandria Real Estate Equities, Inc.    27,500        603,281
--------------------------------------------------------------
Crescent Real Estate Equities, Inc.      26,400        838,200
--------------------------------------------------------------
Meditrust Corp.                          21,300        849,338
--------------------------------------------------------------
OMEGA Healthcare Investors, Inc.         28,100        918,519
--------------------------------------------------------------
Patriot American Hospitality, Inc.       60,800      1,550,400
--------------------------------------------------------------
Public Storage, Inc.                     27,000        789,750
--------------------------------------------------------------
Starwood Lodging Trust                   14,700        627,506
--------------------------------------------------------------
                                                     6,176,994
--------------------------------------------------------------

TELECOMMUNICATIONS-4.79%

ADC Telecommunications, Inc.(a)          62,000      2,069,250
--------------------------------------------------------------
Brooks Fiber Properties, Inc.(a)         40,000      1,350,000
--------------------------------------------------------------
CellNet Data Systems Inc.(a)             37,400        465,163
--------------------------------------------------------------
Iridium World Communications Ltd.(a)     16,200        293,625
--------------------------------------------------------------
Lucent Technologies, Inc.                29,000      2,089,813
--------------------------------------------------------------
McLeod, Inc.- Class A(a)                 40,000      1,350,000
--------------------------------------------------------------
Qwest Communications International
  Inc.(a)                                34,100        929,225
--------------------------------------------------------------
Superior Telecom Inc.(a)                 41,500      1,307,250
--------------------------------------------------------------
Teleport Communications Group
  Inc.-Class A(a)                        27,000        921,375
--------------------------------------------------------------
Tellabs, Inc.(a)                         20,000      1,117,500
--------------------------------------------------------------
                                                    11,893,201
--------------------------------------------------------------

TELEPHONE-10.08%

Ameritech Corp.                          65,400      4,443,113
--------------------------------------------------------------
BellSouth Corp.                          89,100      4,132,013
--------------------------------------------------------------
Century Telephone Enterprises            66,800      2,250,325
--------------------------------------------------------------
Cincinnati Bell, Inc.                   234,000      7,371,000
--------------------------------------------------------------
GTE Corp.                                36,600      1,605,825
--------------------------------------------------------------
SBC Communications, Inc.                 63,800      3,947,625
--------------------------------------------------------------
WorldCom, Inc.(a)                        40,000      1,280,000
--------------------------------------------------------------
                                                    25,029,901
--------------------------------------------------------------
    Total Domestic Common Stocks                   124,904,322
--------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED STOCKS-4.11%

ADVERTISING/BROADCASTING-0.38%

Time Warner Inc.-Series M, $102.50 Conv.
  PIK Pfd.                                  848        938,985
--------------------------------------------------------------

ELECTRIC POWER-0.54%

CalEnergy Co., Inc.-$3.125 Conv. Pfd.
  (Acquired 02/20/97; Cost
    $750,000)(b)                         15,000        854,310
--------------------------------------------------------------
Citizens Utilities Co.-$2.50 Conv.
  Pfd.                                   11,400        498,750
--------------------------------------------------------------
                                                     1,353,060
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

FINANCE (ASSET MANAGEMENT)-1.28%

AES Trust I-$2.69 Conv. Pfd.             54,000   $  3,179,250
--------------------------------------------------------------

GAS UTILITY-0.64%

MCN Corp.-$2.013 Conv. PRIDES            57,000      1,588,875
--------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS-0.26%

Vornado Realty Trust-$3.25 Conv. Pfd.    12,000        636,000
--------------------------------------------------------------

TELEPHONE-1.01%

Salomon Inc.-$3.48 Conv. Pfd.             6,700        427,963
--------------------------------------------------------------
WorldCom, Inc.-$2.68 Conv. Pfd.          18,500      2,085,875
--------------------------------------------------------------
                                                     2,513,838
--------------------------------------------------------------
    Total Domestic Convertible Preferred Stocks     10,210,008
--------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-29.06%

ARGENTINA-0.92%

Central Costanera S.A.-Class B
  (Electric Services)                   475,200      1,639,694
--------------------------------------------------------------
Telefonica de Argentina S.A.-ADR
  (Telecommunications)                   18,300        633,638
--------------------------------------------------------------
                                                     2,273,332
--------------------------------------------------------------

AUSTRIA-0.35%

Oesterreichische
  Elektrizitaetswirtschafts
  A.G.-Class A (Electric Power)          12,500        880,407
--------------------------------------------------------------

AUSTRALIA-0.14%

News Corp. Ltd., $5.00 Conv. Pfd.
  (Advertising/ Broadcasting)
  (Acquired 11/04/96; Cost
    $400,000)(b)                          4,000        354,000
--------------------------------------------------------------

BRAZIL-2.34%

Centrais Eletricas de Santa
  Catarina S.A. (Electric Power)        590,000        876,875
--------------------------------------------------------------
Eletricidade de Sao Paulo S.A.
  (Electric Power)(a)                     3,990      1,167,442
--------------------------------------------------------------
Telecomunicacoes Brasileiras
  S.A.-Telebras-ADR
  (Telecommunications)                   25,000      3,793,749
--------------------------------------------------------------
                                                     5,838,066
--------------------------------------------------------------

CANADA-2.03%

Manitoba Telephone System
  (Telecommunications)                   95,000      1,011,260
--------------------------------------------------------------
Philip Services Corp. (Pollution
  Control)(a)                            50,000        793,750
--------------------------------------------------------------
TELUS Corp. (Telecommunications)         95,000      1,743,908
--------------------------------------------------------------
Westshore Terminals Inc. (Coal)          40,800        178,747
--------------------------------------------------------------
Westcoast Energy, Inc. (Natural Gas
  Pipeline)                              71,900      1,307,681
--------------------------------------------------------------
                                                     5,035,346
--------------------------------------------------------------

CHILE-1.78%

Cia. de Telecomunicaciones de Chile
  S.A.-ADR (Telephone)                   80,750      2,664,749
--------------------------------------------------------------
Enersis S.A.-ADR (Natural Gas
  Pipeline)                              49,600      1,763,900
--------------------------------------------------------------
                                                     4,428,649
--------------------------------------------------------------

DENMARK-0.29%

Tele Danmark A/S-ADR (Telephone)         27,500        718,438
--------------------------------------------------------------

FINLAND-0.26%

Nokia Oy A.B.-Class A-ADR
  (Telecommunications)                    8,600        634,250
--------------------------------------------------------------

GERMANY-2.07%

RWE A.G. (Oil & Gas-Integrated)          28,100      1,208,360
--------------------------------------------------------------
VEBA A.G. (Electric Power)               46,500      2,612,808
--------------------------------------------------------------
Viag A.G. (Electric Power)                2,900      1,318,560
--------------------------------------------------------------
                                                     5,139,728
--------------------------------------------------------------
                                                     MARKET
                                       SHARES        VALUE

HONG KONG-0.30%

Asia Satellite Telecommunications
  Holdings Ltd.-ADR
  (Telecommunications)                   24,800   $    747,100
--------------------------------------------------------------

INDONESIA-0.28%

PT Indosat-ADR (Telecommunications)      23,000        688,563
--------------------------------------------------------------

ISRAEL-0.49%

ECI Telecommunications Ltd. Designs
  (Computer Networking)                  33,200        987,700
--------------------------------------------------------------
TTI Team Telecom International Ltd.
  (Telecommunications)(a)                48,500        224,313
--------------------------------------------------------------
                                                     1,212,013
--------------------------------------------------------------

ITALY-1.68%

Telecom Italia Mobile S.p.A.
  (Telecommunications)                  578,300      1,860,215
--------------------------------------------------------------
Telecom Italia S.p.A.
  (Telecommunications)                  717,000      2,301,308
--------------------------------------------------------------
                                                     4,161,523
--------------------------------------------------------------

JAPAN-0.72%

Nippon Telegraph & Telephone
  Corp.-ADR (Telephone)                  20,000        975,000
--------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
  (Telephone)                                85        815,739
--------------------------------------------------------------
                                                     1,790,739
--------------------------------------------------------------

NETHERLANDS-0.69%

Royal PTT Nederland N.V.-ADR
  (Telephone)                            43,076      1,706,887
--------------------------------------------------------------

NEW ZEALAND-1.40%

Telecom Corp. of New Zealand
  Ltd.-ADR (Telecommunications)          85,600      3,488,200
--------------------------------------------------------------

PERU-0.57%

Luz Del Sur S.A. (Electric Power)
  (Acquired 12/11/96; Cost
    $576,000)(b)                         32,000        564,000
--------------------------------------------------------------
Telefonica del Peru S.A.-ADR
  (Telecommunications)                   33,000        864,188
--------------------------------------------------------------
                                                     1,428,188
--------------------------------------------------------------

PORTUGAL-1.45%

Electricidade de Portugal, S.A.-ADR
  (Electric Power)(a)                    16,100        579,600
--------------------------------------------------------------
Portugal Telecom S.A.-ADR
  (Telecommunications)                   65,700      2,636,212
--------------------------------------------------------------
Telecel-Comunicacaoes Pessoais,
  S.A. (Telecommunications)
  (Acquired 12/09/96; Cost
    $233,082)(a)(b)                       4,600        380,650
--------------------------------------------------------------
                                                     3,596,462
--------------------------------------------------------------

SPAIN-2.53%

Autopistas Concesionaria Espanola
  S.A. (Engineering & Construction)      77,000      1,045,131
--------------------------------------------------------------
Iberdrola S.A. (Electric Power)         233,000      2,941,161
--------------------------------------------------------------
Telefonica de Espana-ADR
  (Telecommunications)                   26,800      2,311,500
--------------------------------------------------------------
                                                     6,297,792
--------------------------------------------------------------

SWEDEN-0.63%

Telefonaktiebolaget LM Ericsson-ADR
  (Telecommunications)                   39,500      1,555,313
--------------------------------------------------------------

UNITED KINGDOM-7.07%

British Sky Broadcasting Group
  PLC-ADR
  (Advertising/Broadcasting)             10,000        446,875
--------------------------------------------------------------
Doncasters PLC-ADR
  (Aerospace/Defense)(a)                  8,500        196,563
--------------------------------------------------------------
Energy Group PLC (Electric Power)        30,000      1,271,250
--------------------------------------------------------------
Hyder PLC (Water Supply)                 53,955        730,042
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

UNITED KINGDOM-(CONTINUED)

National Grid Group PLC (Electric
  Power)                                102,537   $    374,807
--------------------------------------------------------------
National Power PLC-ADR (Electric
  Power)                                 40,000      1,407,500
--------------------------------------------------------------
National Power PLC (Electric Power)     175,000      1,521,253
--------------------------------------------------------------
PowerGen PLC-ADR (Electric Power)        40,900      1,983,650
--------------------------------------------------------------
PowerGen PLC (Electric Power)           209,500      2,494,495
--------------------------------------------------------------
Scottish Power PLC (Electrical
  Power)                                201,550      1,312,358
--------------------------------------------------------------
Southern Electric PLC (Electric
  Power)                                124,062        916,270
--------------------------------------------------------------
United Utilities PLC (Water Supply)     197,100      2,167,965
--------------------------------------------------------------
Wessex Water PLC (Water Supply)         152,775      1,026,570
--------------------------------------------------------------
Yorkshire Water PLC (Water Supply)      262,440      1,706,648
--------------------------------------------------------------
                                                    17,556,246
--------------------------------------------------------------

VENEZUELA-1.07%

Cia. Anonima Nacional Telefonos de
  Venezuela (Telephone)                  61,900      2,669,438
--------------------------------------------------------------
    Total Foreign Stocks & Other Equity
      Interests                                     72,200,680
--------------------------------------------------------------

DOMESTIC CONVERTIBLE BONDS &          PRINCIPAL
  NOTES-1.00%                          AMOUNT

POLLUTION CONTROL-0.24%

Thermo Ecotek Corp., Conv. Bonds,
  4.875%, 04/15/04
  (Acquired 04/10/97; Cost
  $570,000)(b)                       $  570,000        597,075
--------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST-0.33%

Capstone Capital Corp., Conv. Sub.
  Deb., 6.55%, 03/14/02                 850,000        819,902
--------------------------------------------------------------

SEMICONDUCTORS-0.43%

Analog Devices, Conv. Sub. Notes,
  3.50%, 12/01/00                       750,000      1,079,445
--------------------------------------------------------------
    Total Domestic Convertible
      Bonds & Notes                                  2,496,422
--------------------------------------------------------------

DOMESTIC NON-CONVERTIBLE BONDS & NOTES-9.59%

ADVERTISING/BROADCASTING-1.71%

Comcast Corp., Sr. Sub. Deb.,
  9.50%, 01/15/08                       900,000        951,750
--------------------------------------------------------------
Time Warner, Inc.,
  Notes, 8.18%, 08/15/07              1,150,000      1,207,144
--------------------------------------------------------------
  Deb., 9.125%, 01/15/13              1,000,000      1,106,020
--------------------------------------------------------------
  Unsec. Deb., 6.85%, 01/15/26        1,000,000        989,020
--------------------------------------------------------------
                                                     4,253,934
--------------------------------------------------------------

ELECTRIC POWER-2.07%

El Paso Electric Co., First
  Mortgage Bonds, 8.90%, 02/01/06     1,425,000      1,529,267
--------------------------------------------------------------
Indiana Michigan Power, Deb.,
  9.82%, 12/07/22                     3,021,500      3,616,826
--------------------------------------------------------------
                                                     5,146,093
--------------------------------------------------------------


ENERGY (ALTERNATE SOURCES)-1.02%

AES Corp., Sr. Sub. Notes, 10.25%,
  07/15/06                           $  925,000   $  1,017,500
--------------------------------------------------------------
California Energy Co., Notes,
  10.25%, 01/15/04                    1,400,000      1,515,500
--------------------------------------------------------------
                                                     2,533,000
--------------------------------------------------------------

GAS DISTRIBUTION-1.18%

Ferrellgas Partners, Sr. Notes,
  9.375%, 06/15/06                    1,000,000      1,035,000
--------------------------------------------------------------
Tennessee Gas Pipeline Co., Bonds,
  7.00%, 03/15/27                     1,900,000      1,897,093
--------------------------------------------------------------
                                                     2,932,093
--------------------------------------------------------------

NATURAL GAS PIPELINE-2.42

Enron Corp., Sr. Sub. Deb., 6.75%,
  07/01/05                            3,750,000      3,673,613
--------------------------------------------------------------
PanEnergy Corp., Notes, 7.875%,
  08/15/04                            2,205,000      2,316,463
--------------------------------------------------------------
                                                     5,990,076
--------------------------------------------------------------

TELECOMMUNICATIONS-1.19%

AT&T Corp., Sr. Notes, 7.75%,
  03/01/07                            1,850,000      1,949,086
--------------------------------------------------------------
TCI Communications Inc., Sr. Notes,
  8.00%, 08/01/05                     1,000,000      1,017,820
--------------------------------------------------------------
                                                     2,966,906
--------------------------------------------------------------
    Total Domestic Non-Convertible Bonds &
      Notes                                         23,822,102
--------------------------------------------------------------

FOREIGN NON-CONVERTIBLE BONDS & NOTES-4.48%

CANADA-4.48%(c)

Bell Canada (Telecommunications),
  Deb., 10.875%, 10/11/04       CAD   1,700,000      1,529,994
--------------------------------------------------------------
  Series EW Deb., 8.80%, 08/17/05       950,000        787,744
--------------------------------------------------------------
Canadian Oil Debco Inc. (Oil &
  Gas), Deb., 11.00%, 10/31/00        1,750,000      1,454,035
--------------------------------------------------------------
Ontario Hydro (Electric Power),
  Global Bonds, 9.00%, 06/24/02       2,500,000      2,054,908
--------------------------------------------------------------
Teleglobe Canada, Inc.
  (Telecommunications), Deb.,
  8.35%, 06/20/03                     2,400,000      1,912,840
--------------------------------------------------------------
Trans-Canada Pipelines (Oil & Gas),
  Unsec. Notes, 8.55%, 02/01/06       1,750,000      1,643,970
--------------------------------------------------------------
  Series Q Deb., 10.625%, 10/20/09    2,150,000      1,749,767
--------------------------------------------------------------
    Total Foreign Non-Convertible Bonds & Notes     11,133,258
--------------------------------------------------------------

REPURCHASE AGREEMENT-1.53%(d)

UBS Securities Inc., 6.10%,
  07/01/97(e)                         3,799,475      3,799,475
--------------------------------------------------------------
TOTAL INVESTMENT SECURITIES-100.05%                248,566,267
--------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-(0.05%)                                 (132,605)
--------------------------------------------------------------
NET ASSETS-100.00%                                $248,433,662
==============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The market value of this security at 06/30/97 was $2,750,035 which represented 1.11% of the Fund's net assets.
(c) Foreign denominated security. Par value and coupon are denominated in Canadian dollars.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 06/30/97 with a maturing value of $300,050,833. Collateralized by $320,816,334 U.S. Government obligations, 0% to 13.25% due 07/14/97 to 04/01/27 with an aggregate market value at 06/30/97 of $306,003,435.

Abbreviations:

ADR   - American Depository   Gtd.   - Guaranteed             Sec.   - Secured
        Receipt               Pfd.   - Preferred              Sr.    - Senior
CAD   - Canadian Dollars      PIK    - Payment in Kind        Sub.   - Subordinated
Conv. - Convertible           PRIDES - Preferred Redeemable   Unsec. - Unsecured
Deb.  - Debentures                     Increased Dividend
Disc. - Discounted                     Equity Securities


See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1997
(Unaudited)


ASSETS:

Investments, at market value (cost
  $183,715,131)                              $248,566,267
---------------------------------------------------------
Foreign currencies, at market value (cost
  $166,832)                                       168,090
---------------------------------------------------------
Receivables for:
  Investments sold                                594,950
---------------------------------------------------------
  Fund shares sold                                574,332
---------------------------------------------------------
  Dividends and interest                        1,689,785
---------------------------------------------------------
Investment for deferred compensation plan          16,215
---------------------------------------------------------
Other assets                                       20,807
---------------------------------------------------------
    Total assets                              251,630,446
---------------------------------------------------------

LIABILITIES:

Payables for:
  Fund shares reacquired                        2,629,176
---------------------------------------------------------
  Dividends                                        84,219
---------------------------------------------------------
  Deferred compensation                            16,215
---------------------------------------------------------
Accrued advisory fees                             117,923
---------------------------------------------------------
Accrued administrative service fees                 7,157
---------------------------------------------------------
Accrued distribution fees                         198,621
---------------------------------------------------------
Accrued trustees' fees                              1,765
---------------------------------------------------------
Accrued transfer agent fees                        45,458
---------------------------------------------------------
Accrued operating expenses                         96,250
---------------------------------------------------------
    Total liabilities                           3,196,784
---------------------------------------------------------
Net assets applicable to shares outstanding  $248,433,662
=========================================================

NET ASSETS:

Class A                                      $165,557,625
=========================================================
Class B                                      $ 82,876,037
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                         9,591,825
=========================================================
Class B                                         4,803,882
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      17.26
=========================================================
  Offering price per share:
    (Net asset value of $17.26 divided by
      94.50%)                                $      18.26
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      17.25
=========================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 1997
(Unaudited)


INVESTMENT INCOME:

Dividends (net of $216,659 foreign
withholding tax)                              $ 3,571,851
---------------------------------------------------------
Interest                                        1,582,202
---------------------------------------------------------
    Total investment income                     5,154,053
---------------------------------------------------------

EXPENSES:

Advisory fees                                     694,947
---------------------------------------------------------
Administrative service fees                        42,708
---------------------------------------------------------
Custodian fees                                     27,664
---------------------------------------------------------
Trustees' fees                                      3,861
---------------------------------------------------------
Distribution fees -- Class A                      199,522
---------------------------------------------------------
Distribution fees -- Class B                      393,448
---------------------------------------------------------
Transfer agent fees -- Class A                    142,251
---------------------------------------------------------
Transfer agent fees -- Class B                     80,798
---------------------------------------------------------
Other                                              48,688
---------------------------------------------------------
    Total expenses                              1,633,887
---------------------------------------------------------
Less: Expenses paid indirectly                     (2,197)
---------------------------------------------------------
    Net expenses                                1,631,690
---------------------------------------------------------
Net investment income                           3,522,363
=========================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                         4,191,247
---------------------------------------------------------
  Foreign currencies                                5,137
---------------------------------------------------------
                                                4,196,384
---------------------------------------------------------
Unrealized appreciation (depreciation) of:
  Investment securities                        13,745,983
---------------------------------------------------------
  Foreign currencies                               (1,976)
---------------------------------------------------------
                                               13,744,007
---------------------------------------------------------
    Net gain from investment securities and
       foreign currencies                      17,940,391
=========================================================
Net increase in net assets resulting from
  operations                                  $21,462,754
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1997 and the year ended December 31, 1996 (Unaudited)

                                                                  JUNE 30,      DECEMBER 31,
                                                                    1997            1996

OPERATIONS:

  Net investment income                                         $  3,522,363    $  8,067,022
--------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities and
    foreign currencies                                             4,196,384       9,942,020
--------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
    foreign currencies                                            13,744,007      12,247,663
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations          21,462,754      30,256,705
--------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                         (2,373,315)     (6,101,120)
--------------------------------------------------------------------------------------------
  Class B                                                           (906,689)     (2,294,587)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        (10,640,885)    (21,359,001)
--------------------------------------------------------------------------------------------
  Class B                                                         (2,639,682)      1,711,797
--------------------------------------------------------------------------------------------
    Net increase in net assets                                     4,902,183       2,213,794
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                            243,531,479     241,317,685
--------------------------------------------------------------------------------------------
  End of period                                                 $248,433,662    $243,531,479
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $188,590,404    $201,870,971
--------------------------------------------------------------------------------------------
  Undistributed net investment income                                355,123         112,764
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities and foreign currencies                  (5,370,767)     (9,567,151)
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                            64,858,902      51,114,895
--------------------------------------------------------------------------------------------
                                                                $248,433,662    $243,531,479
============================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 1997
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Utilities Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers two different classes of shares: the Class A shares and the Class B shares. Class A shares are sold with a front-end sales charge. Class B shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's objective is to achieve a high level of current income, and as a secondary objective the Fund seeks to achieve capital appreciation, by investing primarily in the common and preferred stocks of public utility companies.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date and are paid annually.
C. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
D. Foreign Currency Contracts -- A forward currency contract is an obligation tO purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
E. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $9,488,489 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, in the year 2003. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
F. Expenses -- Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses which are applicable to both classes, e.g. advisory fees, are allocated between them.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.60% of the first $200 million of the Fund's average daily net assets, plus 0.50% of the Fund's average daily net assets in excess of $200 million to and including $500 million, plus 0.40% of the Fund's average daily net assets in excess of $500 million to and including $1 billion, plus 0.30% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended June 30, 1997, AIM was reimbursed $42,708 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 1997, AFS was paid $153,216 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Class B shares of the Fund. The Trust has adopted Plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and with respect to the Fund's Class B shares (the "Class B Plan")(collectively, the "Plans"). The Fund, pursuant to the Class A Plan, pays AIM Distributors compensation at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares. The Class A Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides for payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more assignees, its rights to all or a designated portion of
(a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges payable to AIM Distributors related to the Class B shares. During the six months ended June 30, 1997, the Class A shares and the Class B shares paid AIM Distributors $199,522 and $393,448, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $30,180 from sales of the Class A shares of the Fund during the six months ended June 30, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 1997, AIM Distributors received $52,842 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.
  During the six months ended June 30, 1997, the Fund paid legal fees of $2,472 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund. For the six months ended June 30, 1997 the Fund's expenses were reduced by $130 and the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $1,563 and $504, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $2,197 during the six months ended June 30, 1997.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid or accrued to each trustee who is not an "interested person" of AIM. The Trust may invest trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. During the six months ended June 30, 1997, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1997 was $36,296,353 and $42,872,922, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1997 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $67,281,773
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (2,430,637)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $64,851,136
=========================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the six months ended June 30, 1997 and the year ended December 31, 1996 were as follows:

                            JUNE 30, 1997           DECEMBER 31, 1996
                       -----------------------   -----------------------
                        SHARES        VALUE        SHARES        VALUE
                       ---------  ------------   ----------  ------------
Sold:
  Class A              1,956,195  $ 32,242,509    2,473,508  $ 36,689,173
--------------------   ---------  ------------   ----------  ------------
  Class B                360,087     5,869,588    1,424,455    21,097,067
--------------------   ---------  ------------   ----------  ------------
Issued as
  reinvestment of
  dividends:
  Class A                127,337     2,077,821      353,355     5,316,653
--------------------   ---------  ------------   ----------  ------------
  Class B                 47,210       769,703      127,578     1,926,340
--------------------   ---------  ------------   ----------  ------------
Reacquired:
  Class A              (2,736,357) (44,961,215)  (4,274,871)  (63,364,827)
--------------------   ---------  ------------   ----------  ------------
  Class B               (571,319)   (9,278,973)  (1,425,633)  (21,311,610)
--------------------   ---------  ------------   ----------  ------------
                        (816,847) $(13,280,567)  (1,321,608) $(19,647,204)
====================   =========  ============   ==========  ============

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share outstanding during the six months ended June 30, 1997, and each of the years in the eight-year period ended December 31, 1996 and the period January 18, 1988 (date operations commenced) through December 31, 1988 and for a Class B share outstanding during the six months ended June 30, 1997, each of the years in the three-year period ended December 31, 1996 and the period September 1, 1993 (date sales commenced) through December 31, 1993.

                                                                   CLASS A SHARES
                       -------------------------------------------------------------------------------------------------------
                                                                          DECEMBER 31,
                       JUNE 30,   --------------------------------------------------------------------------------------------
                         1997       1996       1995       1994       1993     1992(a)    1991     1990     1989        1988
                       --------   --------   --------   --------   --------   -------  -------  -------   -------     -------
Net asset value,
 beginning of period   $ 16.01    $ 14.59    $  11.85   $  14.09   $  13.31  $  13.75  $ 12.45  $ 13.73   $ 10.99     $ 10.00
---------------------  --------   --------   --------   --------   --------  --------  -------  -------   -------     -------
Income from
 investment
 operations:
 Net investment
   income                 0.26       0.55        0.55       0.59       0.60      0.67     0.70     0.66      0.77        0.82
---------------------  --------   --------   --------   --------   --------  --------  -------  -------   -------     -------
 Net gains (losses)
   on securities
   (both realized and
   unrealized)            1.23       1.43        2.71      (2.20)      1.02      0.36     2.12    (1.10)     3.06        0.83
---------------------  --------   --------   --------   --------   --------  --------  -------  -------   -------     -------
   Total from
     investment
     operations           1.49       1.98        3.26      (1.61)      1.62      1.03     2.82    (0.44)     3.83        1.65
---------------------  --------   --------   --------   --------   --------  --------  -------  -------   -------     -------
Less distributions:
 Dividends from net
   investment income     (0.24)     (0.56)      (0.52)     (0.60)     (0.61)    (0.68)   (0.66)   (0.70)    (0.69)      (0.66)
---------------------  --------   --------   --------   --------   --------  --------  -------  -------   -------     -------
 Distributions from
   net realized
   capital gains            --         --          --         --      (0.23)    (0.79)   (0.86)   (0.14)    (0.40)         --
---------------------  --------   --------   --------   --------   --------  --------  -------  -------   -------     -------
 Returns of capital         --         --          --      (0.03)        --        --       --       --        --          --
---------------------  --------   --------   --------   --------   --------  --------  -------  -------   -------     -------
   Total
     distributions       (0.24)     (0.56)      (0.52)     (0.63)     (0.84)    (1.47)   (1.52)   (0.84)    (1.09)      (0.66)
---------------------  --------   --------   --------   --------   --------  --------  -------  -------   -------     -------
Net asset value, end
 of period             $ 17.26    $ 16.01    $  14.59   $  11.85   $  14.09  $  13.31  $ 13.75  $ 12.45   $ 13.73     $ 10.99
=====================  =======    =======    ========   ========   ========  ========  =======  =======   =======     =======
Total return(b)           9.40%     13.88%      28.07%    (11.57)%    12.32%     7.92%   23.65%   (2.98)%   36.11%      17.03%
=====================  =======    =======    ========   ========   ========  ========  =======  =======   =======     =======
Ratios/supplemental
 data:
Net assets, end of
 period (000s
 omitted)              $165,558   $164,001   $170,624   $150,515   $200,016  $111,771  $91,939  $69,541   $58,307     $20,104
=====================  =======    =======    ========   ========   ========  ========  =======  =======   =======     =======
Ratio of expenses to
 average net assets       1.11%(c)(d) 1.17%      1.21%      1.18%      1.16%     1.17%    1.23%    1.21%(e)  1.05%(e)    1.22%(e)(g)
=====================  =======    =======    ========   ========   ========  ========  =======  =======   =======     =======
Ratio of net
 investment income to
 average net assets       3.40%(c)    3.62%      4.20%      4.67%      4.21%     4.96%    5.36%    5.21%(f)  6.13%(f)    7.63%(f)(g)
=====================  =======    =======    ========   ========   ========  ========  =======  =======   =======     =======
Portfolio turnover
 rate                       15%        48%         88%       101%        76%      148%     169%     123%      115%         87%
=====================  =======    =======    ========   ========   ========  ========  =======  =======   =======     =======
Average broker
 commission rate
 paid(h)               $0.0451    $0.0460         N/A        N/A        N/A       N/A      N/A      N/A       N/A         N/A
=====================  =======    =======    ========   ========   ========  ========  =======  =======   =======     =======

                                          CLASS B SHARES
                       -----------------------------------------------------
                                                   DECEMBER 31,
                       JUNE 30,        -------------------------------------
                         1997            1996      1995      1994      1993
                       --------        -------   -------   -------   -------
Net asset value,
 beginning of period   $  16.01        $ 14.60   $ 11.84   $ 14.08   $ 15.30
---------------------  --------        -------   -------   -------   -------
Income from
 investment
 operations:
 Net investment
   income                  0.20           0.42      0.44      0.47      0.17
---------------------  --------        -------   -------   -------   -------
 Net gains (losses)
   on securities
   (both realized and
   unrealized)             1.23           1.44      2.73     (2.19)    (0.98)
---------------------  --------        -------   -------   -------   -------
   Total from
     investment
     operations            1.43           1.86      3.17     (1.72)    (0.81)
---------------------  --------        -------   -------   -------   -------
Less distributions:
 Dividends from net
   investment income      (0.19)         (0.45)    (0.41)    (0.49)    (0.17)
---------------------  --------        -------   -------   -------   -------
 Distributions from
   net realized
   capital gains             --             --        --        --     (0.24)
---------------------  --------        -------   -------   -------   -------
 Returns of capital          --             --        --     (0.03)       --
---------------------  --------        -------   -------   -------   -------
   Total
     distributions        (0.19)         (0.45)    (0.41)    (0.52)    (0.41)
---------------------  --------        -------   -------   -------   -------
Net asset value, end
 of period             $  17.25        $ 16.01   $ 14.60   $ 11.84   $ 14.08
=====================  ========        =======   =======   =======   =======
Total return(b)            8.98%         12.98%    27.16%   (12.35)%   (5.32)%
=====================  ========        =======   =======   =======   =======
Ratios/supplemental
 data:
Net assets, end of
 period (000s
 omitted)               $82,876        $79,530   $70,693   $42,568   $23,892
=====================  ========        =======   =======   =======   =======
Ratio of expenses to
 average net assets        1.89%(c)(d)    1.96%     1.97%     2.07%     1.99%(g)
=====================  ========        =======   =======   =======   =======
Ratio of net
 investment income to
 average net assets        2.61%(c)       2.83%     3.44%     3.78%     3.38%(g)
=====================  ========        =======   =======   =======   =======
Portfolio turnover
 rate                        15%            48%       88%      101%       76%
=====================  ========        =======   =======   =======   =======
Average broker
 commission rate
 paid(h)               $ 0.0451        $0.0460       N/A       N/A       N/A
=====================  ========        =======   =======   =======   =======

(a) The Fund changed investment advisors on June 30, 1992.

(b) Total returns do not deduct sales charges and for periods less than one year are not annualized.

(c) Ratios for Class A are annualized and based on average daily net assets of $160,940,762. Ratios for Class B are annualized and based on average daily net assets of $79,341,726.

(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same for Class A Shares and would have been 1.90% (annualized) for Class B Shares.

(e) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.22%, 1.11% and 1.69% (annualized) for 1990-1988, respectively.

(f) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 5.20%, 6.07% and 7.16% (annualized) for 1990-1988, respectively.

(g) Annualized.

(h) Disclosure requirement beginning with the Fund's fiscal year ended December 31, 1996.

SUPPLEMENTAL PROXY INFORMATION -- SHAREHOLDER MEETING
--------------------------------------------------------------------------------

The Annual Meeting of Shareholders of the Trust was held on February 7, 1997. The meeting was held for the following purposes:

(1) To elect trustees as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson, and Louis S. Sklar.

(2) To approve a new Investment Advisory Agreement between the Trust and AIM.

(3) To approve the elimination of the fundamental investment policy prohibiting or restricting investments in other investment companies and/or the amendment of certain related fundamental investment policies.

(4) To approve the elimination of the fundamental investment policy prohibiting or restricting investments in puts, calls, straddles and spreads (for AIM Global Utilities Fund, AIM Growth Fund and AIM Value Fund only).

(5) Ratification of KPMG Peat Marwick LLP as independent accountants for the Trust's fiscal year ending December 31, 1997.

The following votes were cast with respect to each item:

                                                                                        Votes
                            Trustee/Matter                          Votes For          Against         Abstentions
                            --------------                         -----------        ---------        -----------
(1)  Charles T. Bauer............................................  773,545,353                0         34,024,196
     Bruce L. Crockett...........................................  774,171,487                0         33,398,062
     Owen Daly II................................................  773,623,278                0         33,946,271
     Carl Frischling.............................................  773,902,641                0         33,666,908
     Robert H. Graham............................................  774,181,971                0         33,387,578
     John F. Kroeger.............................................  773,713,539                0         33,856,010
     Lewis F. Pennock............................................  773,903,304                0         33,666,245
     Ian W. Robinson.............................................  773,753,378                0         33,816,171
     Louis S. Sklar..............................................  773,993,581                0         33,575,968

(2)  Approval of new Investment Advisory Agreement...............    9,140,317          125,919            376,181

(3)  Elimination of policy restricting investments in other
       companies (for AIM Global Utilities Fund only)............    7,380,994          300,971            387,355

(4)  Elimination of policy restricting investments in puts,
       calls, straddles and spreads (for AIM Global Utilities
       Fund only)................................................    7,238,054          415,316            415,950

(5)  KPMG Peat Marwick LLP.......................................  763,580,956        7,014,082         36,974,511

                                                            Trustees & Officers

BOARD OF TRUSTEES                             OFFICERS                                        OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                                11 Greenway Plaza
Chairman                                      Chairman                                        Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                                       INVESTMENT ADVISOR
Formerly Director, President, and Chief
Executive Officer                             John J. Arthur                                  A I M Advisors, Inc.
COMSAT Corporation                            Senior Vice President and Treasurer             11 Greenway Plaza
                                                                                              Suite 100
Owen Daly II                                  Carol F. Relihan                                Houston, TX 77046
Director                                      Senior Vice President
Cortland Trust Inc.                           and Secretary                                   TRANSFER AGENT

Jack Fields                                   Gary T. Crum                                    A I M Fund Services, Inc.
Formerly Member of the                        Senior Vice President                           P.O. Box 4739
U.S. House of Representatives                                                                 Houston, TX 77210-4739
                                              Scott G. Lucas
Carl Frischling                               Senior Vice President                           CUSTODIAN
Partner
Kramer, Levin, Naftalis & Frankel             Dana R. Sutton                                  State Street Bank & Trust Company
                                              Vice President and Assistant Treasurer          225 Franklin Street
Robert H. Graham                                                                              Boston, MA 02110
President and Chief Executive Officer         Robert G. Alley
A I M Management Group Inc.                   Vice President                                  COUNSEL TO THE FUND

John F. Kroeger                               Stuart W. Coco                                  Ballard Spahr
Formerly Consultant                           Vice President                                  Andrews & Ingersoll
Wendell & Stockel Associates, Inc.                                                            1735 Market Street
                                              Melville B. Cox                                 Philadelphia, PA 19103
Lewis F. Pennock                              Vice President
Attorney                                                                                      COUNSEL TO THE TRUSTEES
                                              Karen Dunn Kelly
Ian W. Robinson                               Vice President                                  Kramer, Levin, Naftalis & Frankel
Consultant; Formerly Executive                                                                919 Third Avenue
Vice President and                            Jonathan C. Schoolar                            New York, NY 10022
Chief Financial Officer                       Vice President
Bell Atlantic Management                                                                      DISTRIBUTOR
Services, Inc.                                P. Michelle Grace
                                              Assistant Secretary                             A I M Distributors, Inc.
Louis S. Sklar                                                                                11 Greenway Plaza
Executive Vice President                      David L. Kite                                   Suite 100
Hines Interests                               Assistant Secretary                             Houston, TX 77046
Limited Partnership
                                              Nancy L. Martin
                                              Assistant Secretary

                                              Ofelia M. Mayo
                                              Assistant Secretary

                                              Kathleen J. Pflueger
                                              Assistant Secretary

                                              Samuel D. Sirko
                                              Assistant Secretary

                                              Stephen I. Winer
                                              Assistant Secretary

                                              Mary J. Benson
                                              Assistant Treasurer

                                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                       AGGRESSIVE GROWTH
                                                                       AIM Aggressive Growth Fund*
                                                                       AIM Capital Development Fund
                                                                       AIM Constellation Fund
                                                                       AIM Global Aggressive Growth Fund

                                                                       GROWTH OF CAPITAL
                                                                       AIM Advisor International Value Fund
                 [PHOTO OF                                             AIM Blue Chip Fund
              11 GREENWAY PLAZA                                        AIM Global Growth Fund
               APPEARS HERE]                                           AIM Growth Fund
                                                                       AIM International Equity Fund
                                                                       AIM Value Fund
                                                                       AIM Weingarten Fund

                                                                       GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                       AIM Advisor Flex Fund
                                                                       AIM Advisor Large Cap Value Fund
                                                                       AIM Advisor MultiFlex Fund
                                                                       AIM Advisor Real Estate Fund
                                                                       AIM Balanced Fund
                                                                       AIM Charter Fund
                                                                       AIM Global Utilities Fund

                                                                       HIGH CURRENT INCOME OR CURRENT INCOME
                                                                       AIM High Yield Fund
                                                                       AIM Global Income Fund
                                                                       AIM Income Fund

                                                                       CURRENT TAX-FREE INCOME
                                                                       AIM Municipal Bond Fund
                                                                       AIM Tax-Exempt Bond Fund of Connecticut
                                                                       AIM Tax-Free Intermediate Shares

                                                                       CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                       AIM Intermediate Government Fund
                                                                       AIM Limited Maturity Treasury Shares
                                                                       AIM Money Market Fund
                                                                       AIM Tax-Exempt Cash Fund

A I M Management Group Inc. has provided leadership in the             *AIM Aggressive Growth Fund was closed to new investors on
mutual fund industry since 1976 and managed approximately              June 5, 1997.  For more complete information about any AIM
$72 billion in assets for more than 3.5 million shareholders,          Fund(s), including sales charges and expenses, ask your
including individual investors, corporate clients, and financial       financial consultant or securities dealer for a free
institutions as of June 30, 1997. The AIM Family of                    prospectus(es). Please read the prospectus(es) carefully
Funds--Registered Trademark-- is distributed nationwide, and           before you invest or send money.
AIM today ranks among the nation's top 15 mutual fund
companies in assets under management, according to Lipper                             INVEST WITH DISCIPLINE-SM-
Analytical Services, Inc.

[AIM LOGO APPEARS HERE]                                                                        -----------------
                                                                                                  BULK RATE
A I M Distributors, Inc.                                                                         U.S. POSTAGE
11 Greenway Plaza, Suite 100                                                                         PAID
Houston, TX 77046                                                                                 HOUSTON, TX
                                                                                                Permit No. 1919
                                                                                               -----------------



